PROPERTY, PLANT AND EQUIPMENT	6 Months Ended
Jun. 30, 2021
Property, plant and equipment [abstract]
PROPERTY, PLANT AND EQUIPMENT	PROPERTY, PLANT AND EQUIPMENT

US$ MILLIONS	Gross carrying amount	Accumulated depreciation	Accumulated fair value adjustments	Total
Balance at January 1, 2020	$3,696	$(567)	$1,368	$4,497
Additions, net of disposals	358	6	—	364
Non-cash additions	6	(3)	—	3
Depreciation expense	—	(131)	—	(131)
Fair value adjustments	—	—	215	215
Net foreign currency exchange differences	137	(24)	50	163
Balance at December 31, 2020	$4,197	$(719)	$1,633	$5,111
Additions, net of disposals	179	3	—	182
Non-cash disposals	(600)	162	(217)	(655)
Depreciation expense	—	(71)	—	(71)
Net foreign currency exchange differences	55	(10)	22	67
Balance at June 30, 2021	$3,831	$(635)	$1,438	$4,634
Property, plant and equipment of our company is predominantly comprised of last mile utility connections at our U.K. regulated distribution operation which provides essential services and generate regulated cash flows. Tariffs are set on the basis of a regulated asset base, provides inflation protection, and are typically adjusted annually. Our U.K. operation has a diverse customer base throughout England, Scotland, and Wales, which underpins its cash flows.
Our company’s property, plant, and equipment is measured at fair value on a recurring basis with an effective date of revaluation for all asset classes of December 31, 2020 and 2019. Our company determined fair value under the income method. Assets under development were revalued where fair value could be reliably measured.
Due to continuous changes in the macroeconomic environment and the interruption to global supply chains, our company reviewed the significant inputs to the valuation of our property, plant, and equipment. In our assessment, we considered the nature of the operations’ cash flows, whether the asset is exposed to volume risk, the applicable regulatory framework and the business’ actual performance against plan, amongst other factors. While some of the assumptions used in determining fair values have changed, the overall valuation of our assets have not been significantly impacted. In making the assessment, we have also assumed that the economic impact of COVID-19 will not materially persist in the long-term. Our company undertook a process to assess the appropriateness of the discount rates considering changes to risk-free rates, changes to credit spreads as well as changes to our businesses’ operating cash flows and changes to any risk premium inherent in such cash flows. These considerations led us to conclude the discount rates for the current period should remain consistent with year end rates. Our company considered changes to risk-free borrowing rates, equity risk premiums as well as any impact to asset level cash flows built into the models which we believe at this time addresses future cash flow risks. Terminal values and investment horizons are largely unaffected as our company employs a long-term investment strategy for critical infrastructure assets. In addition, our company has had to make assumptions with respect to the length and severity of these restrictions and closures as well as the recovery period in estimating the impact and timing of future cash flows. Based on our analysis, no impairments to our property, plant and equipment were required as at June 30, 2021.